AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
SUPPLEMENT DATED MARCH 3, 2006
TO CERTAIN
VARIABLE UNIVERSAL LIFE INSURANCE POLICY PROSPECTUSES
AS SUPPLEMENTED DECEMBER 19, 2005

          This supplement substantially changes certain conditions described in our December 19, 2005 supplement regarding the reorganization of the AIM V.I. Premier Equity Fund into AIM V.I. Core Equity Fund. Our December 19 supplement provided for access to the AIM V.I. Core Equity Fund investment option for those Policy owners with accumulation value invested in the AIM V.I. Premier Equity Fund investment option on the date of the closing of the reorganization. We are changing that restriction. Instead, Policy owners will be able to use the AIM V.I. Core Equity Fund investment option for any purpose permitted under the Policy subsequent to the reorganization. This supplement, describing the reorganization's effect on the Policies reads as follows:

          American General Life Insurance Company ("AGL") is amending its variable universal life insurance Policy prospectuses for the sole purpose of providing you with information regarding the proposed reorganization of AIM V.I. Premier Equity Fund, an underlying Fund of the Policies' variable investment options.

          AGL has received notification that the Board of Trustees of AIM Variable Insurance Funds has approved an Agreement and Plan of Reorganization ("Plan of Reorganization") pursuant to which the AIM V.I. Premier Equity Fund ("Premier Equity Fund") will be reorganized into AIM V.I. Core Equity Fund ("Core Equity Fund"), a Fund of the AIM Variable Insurance Funds. The Plan of Reorganization is subject to shareholder approval at a meeting on or about April 4, 2006.

          If the Plan of Reorganization is approved, then on May 1, 2006, all Policy owner accumulation values in the investment option supported by the Premier Equity Fund will be automatically moved into the investment option supported by the Core Equity Fund. Only the underlying Fund will change, not the investment option itself. After the change in the underlying Fund, you will retain the right to invest in the Core Equity Fund investment option for any purpose allowed under your Policy.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, automatic rebalancing or new premium allocations into or out of the Premier Equity Fund investment option after 3:00 p.m. Central Time on Thursday, April 27, 2006, we will delay the entire transaction until after 3:00 p.m. Central Time on Friday, April 28, 2006, when we will execute such transaction. Your transaction will use prices established after the close of the New York Stock Exchange on May 1, 2006.

          For a period of time after May 1, 2006, we may provide you with confirmations, statements and other reports that contain the name of the Premier Equity Fund investment option.

          If you have any questions, please call us at 1-800-340-2765.